Supplement Dated November 19, 2021
To The Initial Summary Prospectuses Dated April 26, 2021 For

PERSPECTIVE II® and PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced initial summary prospectuses. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective November 19, 2021, your initial summary prospectus is revised as follows:

In the section titled “Benefits Available Under the Contracts”, in the “Add-On Death Benefits Available for a Fee” table, the brief descriptions of purpose for the LifeGuard Freedom Flex DB NY and LifeGuard Freedom Accelerator DB NY benefits have been deleted and replaced as described below.

➢    The disclosure in the “PURPOSE” column for LifeGuard Freedom Flex DB NY is deleted and replaced with the following:

“Provides a minimum death benefit equal, upon election, to the LifeGuard Freedom Flex GMWB with the Bonus II Option Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for withdrawals.”

➢    The disclosure in the “PURPOSE” column for LifeGuard Freedom Accelerator DB NY is deleted and replaced with the following:

“Provides a minimum death benefit equal, upon election, to the LifeGuard Freedom Accelerator Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for withdrawals.”

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(To be used with JMV21451NYISP 04/21, and JMV18691NYISP 04/21)

NFV100423 11/21